SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 1, 2004

Building Materials Holding Corporation.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-23135	91-1834269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250
SAN FRANCISCO, CA  94111-4167

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (415)627-9100

Item 5.                                                             Other.

On April 1, 2004, Building Materials Holding Corporation announced the appointment of William M. Smartt as Senior Vice President and Chief Financial Officer.  Details of the appointment are included in the press release attached as an Exhibit to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 5, 2004

Building Materials Holding Corporation
	By:	/s/ Ellis C. Goebel
Ellis C. Goebel
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 1, 2004